Exhibit 99(ii)

OPTION AGREEMENT

THIS OPTION AGREEMENT is made as of the 31st day of May 2006.

BETWEEN:

MAVERICK INVESTMENT CORP., a company incorporated pursuant to the laws of the Province of British Columbia, having an office at Suite 1000 - 355 Burrard Street, Vancouver, British Columbia, V6C 2G8.

(hereinafter called the "Optionor")

OF THE FIRST PART

AND:

CAPITAL MINERAL INVESTORS, INC., of 3702 South Virginia Street, Suite G12-401, Reno, Nevada 89502-6030, a company incorporated pursuant to the laws of the State of Nevada,

(hereinafter called the "Optionee")

OF THE SECOND PART

WHEREAS:

A. The Optionor is the legal and beneficial owner of a one hundred percent (100%) interest in 71 claim cells and 14 claim lots, situated in NTS 31F09, NTS 31F15, NTS 31F10, NTS 31K02, and NTS 31F15, in Quebec, Canada. Of these mineral claims 22 Lots and 4 CDCs are newly staked and subject to Quebec Ministry approval and registration.

B. The Optionor has agreed to grant the Optionee the sole and exclusive option to acquire a 80% interest in and to the Property on the terms and conditions hereinafter set forth.

C. In addition, the Optionor is also the Beneficial Owner of 3 mineral claim cells situated in Redcerf (NTS 31K09) Quebec and will transfer these three claim cells to the Optionor without additional charge should the Optionor be successful in transferring title to the Optionor's name. Otherwise they will no form part of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of ten dollars ($10) and the representations, warranties, payments, covenants and agreements herein contained, the parties agree as follows:

DEFINITIONS

1.1 For the purposes of this Agreement the following words and phrases shall have the following meanings, namely:

(a) "Currency" with respect to this Agreement will be in United States Dollars (U.S. Dollars) unless otherwise stated;

(b) "Exchange" means the OTC Bulletin Board (the "OTCBB") and such other stock exchanges on which the Optionee's shares may become listed;

(c) "Option" means the sole and exclusive option to acquire a 80% undivided interest in and to the Property as provided in this Agreement;

(d) "Option Period" means the period from the date of this Agreement to and including the date of exercise or termination of the Option;

(e) "Property" means mineral claims situated in the Province of Quebec as detailed in Schedule "A" attached. including any replacement or successor permits or claims, and all mining leases and other mining interests derived from any such claims. Any reference herein to any mineral claims comprising the Property includes any mineral leases or other interests into which such mineral claims may have been converted;

(f) "Property Rights" means all licenses, permits, easements, rights-of-way, certificates and other approvals obtained by either of the parties either before or after the date of this Agreement and necessary for the exploration of the Property;

(g) "Royalty" means a 3% Net Smelter Return payable to the Optionor as defined in Schedule "B" attached hereto; and an annual Advance Royalty; and

(h) "Shares" means common shares in the capital of the Optionee to be issued to the Optionor pursuant to the exercise of the Option.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPTIONOR

2.1 The Optionor represents and warrants to and covenants with the Optionee that:

(a) the Optionor is the recorded and/or beneficial owner of a one hundred percent (100%) interest in and to the Property;

(b) it is legally entitled to hold the Property and the Property Rights and will remain so entitled until the interest of the Optionor in the Property which is subject to the Option has been duly transferred to the Optionee as contemplated hereby;

(c) it is, and at the time of the transfer to the Optionee of the Property pursuant to the exercise of the Option, will be, the recorded holder and/or the beneficial owner of the mineral claims comprising the Property free and clear of all liens, charges and claims of others and no taxes or rentals are due in respect of the mineral claims;

(d) the claims comprising the Property has been, to the best of the information and belief of the Optionor, properly located and staked and recorded in compliance with the laws of the Province of Quebec and are valid and subsisting mineral claims as at the date of this Agreement;

(e) the claims comprising the Property are in good standing under all applicable laws and regulations, all assessment work required to be performed and filed has been performed and filed, all taxes and other payments have been paid and all filings have been made;

(f) there is no adverse claim or challenge against or to the ownership of or title to the mineral claims comprising the Property, nor to the knowledge of the Optionor is there any basis therefore;

(g) the Optionor has the right to enter into this Agreement and to deal with the Property in accordance with the terms of this Agreement and there are no outstanding agreements or options to acquire or purchase the Property or any portion thereof and no other party has any interest in the Property or the production therefrom or any right to acquire any such interest;

(h) no proceedings are pending for, and the Optionor is unaware of any basis for the institution of any proceedings leading to placing the Optionor in bankruptcy or subject to any other laws governing the affairs of insolvent corporations or persons;

2.2 The representations and warranties contained in this section are provided for the exclusive benefit of the Optionee, and a breach of any one or more thereof may be waived by the Optionee in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty, and the representations and warranties contained in this section shall survive the execution of this Agreement and of any transfers, assignments, deeds or further documents respecting the Property.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPTIONEE

3.1 The Optionee represents and warrants to and covenants with the Optionor that:

(a) it has been duly incorporated and validly exists as a corporation in good standing under the laws of the State of Nevada;

(b) it is lawfully authorized to hold mineral claims and real property under the laws of the jurisdiction in which the Property is situate;

(c) it has duly obtained all corporate authorizations for the execution of this Agreement and for the performance of this Agreement by it, and the consummation of the transactions herein contemplated will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of the Articles or the constating documents of the Optionee or any shareholders' or directors' resolution, indenture, agreement or other instrument whatsoever to which the Optionee is a party or by which it is bound or to which it or the Property may be subject;

(d) no proceedings are pending for, and the Optionee is unaware of any basis for the institution of any proceedings leading to, the dissolution or winding up of the Optionee or the placing of the Optionee in bankruptcy or subject to any other laws governing the affairs of insolvent corporations;

(e) the Shares will, at the time of delivery to the Optionor, be duly authorized and validly allotted and issued as fully paid and non-assessable free of any liens, charges or encumbrances;

(f) on the date of receipt by the Optionor of the certificate or certificates representing the Shares, every consent, approval, authorization, order or agreement of the Exchange that is required for the issuance of the Shares and the delivery to the Optionor of such certificate or certificates to be valid will have been obtained and will be in effect; and

(g) the Shares are restricted securities and will be subject to resale restrictions in the United States and Canada in accordance with the Securities Rules promulgated under the United States Securities Act of 1933 and the Securities Act and Rules of any province of Canada, if required.

(h) the Optionee shall be responsible for and shall pay any annual taxes due to the Province of Quebec with respect to the Property to keep the property in good standing.

3.2 The representations and warranties contained in this section are provided for the exclusive benefit of the Optionor and a breach of any one or more thereof may be waived by the Optionor in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty, and the representations and warranties contained in this section shall survive the execution hereof.

GRANT AND EXERCISE OF OPTION

4.1 The Optionor hereby grants to the Optionee the sole and exclusive right and option to acquire an 80% interest in and to the Property free and clear of all charges, encumbrances and claims.

4.2 The Option shall be exercised by the Optionee paying to the Optionor a total of $121,500 cash (U.S. Dollars) and allotting and issuing to the Optionor, as fully paid and non-assessable, a total of 1,000,000 Shares as follows:

(a) $1,500 upon execution of this Agreement;

(b) $30,000 within 60 days of execution of this Agreement;

(c) 400,000 shares upon execution of this Agreement;

(d) $40,000 and 300,000 Shares on or before May 12th, 2007;

(e) $50,000 and 300,000 Shares on or before May 12th, 2008;

4.3 The Optionee shall carry out cumulative exploration expenditures on the Property over the three years of the Option Agreement as follows:

(a) $100,000 on or before May 12th, 2007

(b) $300,000 on or before May 12th, 2008 (cumulative)

(c) $500,000 on or before May 12th, 2009 (cumulative)

4.4 If and when the Option has been exercised an 80% undivided right, title and interest in and to the Property shall vest in the Optionee free and clear of all charges, encumbrances and claims.

TRANSFER OF PROPERTY

5.1 Concurrently with the execution of this Agreement, the Optionor may at the Optionee's request deliver to the Optionee a duly executed transfer of the Property, which shall be acquired by the Optionee upon exercise of the Option.

5.2 The Optionee shall be entitled to record such transfers at its own cost with the appropriate government office to effect legal transfer of such interest in the Property into the name of the Optionee, provided that the Optionee shall hold such interest in the Property subject to the terms of this Agreement, it being understood that the transfer of such legal title to the Optionee prior to the exercise of the Option is for administrative convenience only.

5.3 The Optionor shall be entitled to record this Agreement or a memorandum in respect of this Agreement against the title to the Property.

RIGHT OF ENTRY

6.1 Throughout the Option Period the directors and officers of the Optionee and its servants, agents and independent contractors, shall have the sole and exclusive right in respect of the Property to:

(a) enter thereon;

(b) have exclusive and quiet possession thereof;

(c) do such prospecting, exploration, development and other mining work thereon and thereunder as the Optionee in its sole discretion may determine advisable;

(d) bring upon and erect upon the Property such buildings, plant, machinery and equipment as the Optionee may deem advisable; and

(e) remove therefrom and dispose of reasonable quantities of ores, minerals and metals for the purposes of obtaining assays or making other tests.

OBLIGATIONS OF THE OPTIONEE DURING OPTION PERIOD

7.1 During the Option Period the Optionee shall:

(a) maintain in good standing the mineral claims comprising the Property by the doing and filing of assessment work or the making of payments in lieu thereof, by the payment of taxes and rentals, and the performance of all other actions which may be necessary in that regard and in order to keep such mineral claims free and clear of all liens and other charges arising from the Optionee's activities thereon except those at the time contested in good faith by the Optionee;

(b) record all exploration work carried out on the Property by the Optionee as assessment work;

(c) do all work on the Property in a good and workmanlike fashion and in accordance with all applicable laws, regulations, orders and ordinances of any governmental authority; and

(d) indemnify and save the Optionor harmless in respect of any and all costs, claims, liabilities and expenses arising out of the Optionee's activities on the Property, but the Optionee shall incur no obligation hereunder in respect of claims arising or damages suffered after termination of the Option if upon termination of the Option any workings on or improvements to the Property made by the Optionee are left in a safe condition and in compliance with all applicable laws, regulations, orders and ordinances of any governmental authority.

TERMINATION OF OPTION BY OPTIONEE

8.1 The Option shall terminate:

(a) upon the Optionee failing to make any payment which must be made, failing to issue any shares required to maintain the Option within the times limited; or

(b) at any other time, by the Optionee giving notice of such termination to the Optionor.

(c) the Optionee shall be responsible to transfer the Property back to the Optionor ensuring that the Property is in good standing for a minimum of twelve months.

8.2 If the Option is terminated the Optionee shall, if title to the Property has been transferred to the Optionee, retransfer title to the Property to Optionor at the Optionee's expense.

8.3 Notwithstanding the termination of the Option, the Optionee shall have the right, within a period of 180 days following the end of the Option Period, to remove from the Property all buildings, plant, equipment, machinery, tools, appliances and supplies which have been brought upon the Property by or on behalf of the Optionee, and any such property not removed within such 180 day period shall thereafter become the property of the Optionor.

ROYALTIES

9.1 (a) Upon the Commencement of Commercial Production, the Optionee shall pay to the Optionor the Royalty on the terms and conditions as set out in this paragraph and in "Schedule "B".

(b) Installments of the Royalty payable shall be paid by the Optionee immediately upon receipt by the Optionee of the payment from the smelter, refinery or other place of treatment of the proceeds of sale of the minerals, ore, concentrates or other product from the Property

(c) Within 140 days after the end of each fiscal year, commencing with the year in which production from the Property occurs, the accounts of the Optionee relating to operations on the Property and the statement of operations, which shall include the statement of calculation of Royalty for the year last completed, shall be audited by the auditors of the Optionee at its expense and delivered to Optionor. The Optionor shall have 45 days after receipt of such statements to question the accuracy thereof in writing and, failing such objection, the statements shall be deemed to be correct and unimpeachable thereafter.

(d) If such audited financial statements disclose any overpayment of Royalty by the Optionee during the fiscal year, the amount of the overpayment shall be deducted from future installments of Royalty payable.

(e) If such audited financial statements disclose any underpayment of Royalty by the Optionee during the year, the amount thereof shall be paid to the Optionor forthwith after determination thereof.

(f) The Optionee agrees to maintain for each mining operation on the Property, up-to-date and complete records relating to the production and sale of minerals, ore, bullion, and other product from the Property, including accounts, records, statements and returns relating to treatment and smelting arrangements of such product, and the Optionor or their agents shall have the right at all reasonable times, including for a period of 12 months following the expiration or termination of this Agreement, to inspect such records, statements and returns and make copies thereof at its own expense for the purpose of verifying the amount of Royalty payments to be made by the Optionee to the Optionor pursuant hereto. The Optionor shall have the right to have such accounts audited by independent auditors at their own expense once each fiscal year.

9.2 (a) Commencing on the first anniversary of this Agreement and on each succeeding anniversary until the Commencement of Commercial Production, the Optionee shall pay to the Optionor a non-refundable cash Advance Royalty payable to the Optionor equal to the sum of $10,000 USD per year. The Optionee shall receive credit for all Advances against the Royalty paid when determining the Royalty payable upon Commencement of Commercial Production. The Optionee shall have the option of paying each Advance against Royalty by allotting and issuing to the Optionor Shares of the Optionee having a value of twice the cash payable, thus if paid in shares the value of the shares will be $20,000 USD. The value for calculating the number of shares to be issued to the Optionor shall be based on the average thirty day trading price of the Optionee's shares for the 30 days immediately preceding the anniversary date or the date of such issuance of shares, whichever average results in the lowest average share price.

OPTION TO PURCHASE ROYALTY

10.1 (a) During the term of this Agreement or after the exercise of the Option by the Optionee, the Optionee shall have, and the Optionor hereby grants to the Optionee, an option to purchase from the Optionor one-half of the Royalty for the sum of $1,000,000.

(b) If the Optionee wishes to exercise its option to acquire one-half of the Royalty, it shall deliver notice to the Optionor in writing that it desires to acquire one-half of the Royalty and shall deliver to the Optionor a certified cheque or bank draft in the amount of $1,000,000 at which time the Optionor will execute and deliver all such instruments, conveyance, assignment and releases as the Optionee may reasonably require to transfer the legal and beneficial ownership of one-half of the Royalty, to the Optionee.

(c) If the Optionor should receive a bona fide offer from an independent third party (the "Proposed Optionee") dealing at arm's length with the Optionor to purchase all or a part of the Royalty, which offer the Optionor desires to accept, or if the Optionor intends to sell all or a part of its Royalty:

(i) The Optionor shall first offer (the "Offer") to the Optionee in writing one-half of the Royalty for the sum of $1,000,000 and, if the Optionor desires to sell more than one-half of the Royalty, the balance of the Royalty shall be offered to the Optionee upon terms no less favourable than those offered by the Proposed Optionee or intended to be offered by the Optionor, as the case may be.

(ii) The Offer shall specify the price, terms and conditions of each sale, the name of the Proposed Optionee and shall, in the case of an intended offer by the Optionor, disclose the person or persons to whom the Optionor intend to offer its interest and, if the offer received by the Optionor from the Proposed Optionee provides for any consideration payable to the Optionor otherwise than in cash, the Offer shall include the Optionor's good faith estimate of the cash equivalent of the non-cash consideration.

(iii) If within a period of 60 days of the receipt of the Offer the Optionee notifies the Optionor in writing that it will accept the Offer, the Optionor shall be bound to sell such interest to the Optionee on the terms and conditions of the Offer. If the Offer so accepted by the Optionee contains the Optionor's good faith estimate of the cash equivalent of the non-cash consideration as aforesaid, and if the Optionee disagrees with the Optionor's best estimate, the Optionee shall so notify the Optionor at the time of acceptance and the Optionee shall, in such notice, specify what it considers, in good faith, the fair cash equivalent to be and the resulting total purchase price. If the Optionee so notifies the Optionor, the acceptance by the Optionee shall be effective and binding upon the Optionor and the Optionee, and the cash equivalent of any such non-cash consideration shall be determined by binding arbitration and shall be payable by the Optionee, subject to prepayment as hereinafter provided, within 60 days following its determination by arbitration. The Optionee shall in such case pay to the Optionor, against receipt of an absolute transfer of clear and unencumbered title to the interest of the Optionor being sold, the total purchase price which is specified in its notice to the Optionor and such amount shall be credited to the amount determined following arbitration of the cash equivalent of any non-cash consideration.

(iv) If the Optionee fails to notify the Optionor before the expiration of the time limited therefore that it will purchase the interest offered, the Optionor may sell and transfer such interest to the Proposed Optionee at the price and on the terms and conditions specified in the Offer for a period of 60 days, but the terms of this paragraph shall again apply to such interest if the sale to the Proposed Optionee is not completed within such 60 days.

TRANSFERS

11.1 The Optionee may at any time either during the Option Period or thereafter, sell, transfer or otherwise dispose of all or any portion of its interest in and to the Property and this Agreement provided that any purchaser, grantee or transferee of any such interest shall have first delivered to the Optionor its agreement relating to this Agreement and to the Property, containing:

(a) a covenant to perform all the obligations of the Optionee to be performed under this Agreement in respect of the interest to be acquired by it from the Optionee to the same extent as if this Agreement had been originally executed by such purchaser, grantee or transferee; and

(b) a provision subjecting any further sale, transfer or other disposition of such interest in the Property and this Agreement or any portion thereof to the restrictions contained in this paragraph 9.1.

11.2 No assignment by the Optionee of any interest less than its entire interest in this Agreement and in the Property shall, as between the Optionee and the Optionor, discharge it from any of its obligations hereunder, but upon the transfer by the Optionee of the entire interest at the time held by it in this Agreement, whether to one or more transferees and whether in one or in a number of successive transfers, the Optionee shall be deemed to be discharged from all obligations hereunder save and except for the fulfillment of contractual commitments accrued due prior to the date on which the Optionee shall have no further interest in this Agreement.

FORCE MAJEURE

12.1 If any of the parties is at any time either during the Option Period or thereafter prevented or delayed in complying with any provisions of this Agreement by reason of event which occurs for reasons beyond the reasonable control of the party affected thereby, including but not limited to, an act of God, extreme weather conditions or acts of nature, fire, explosion, flood, earthquake, extraordinary accidents or disasters, war, civil disorders or disturbances, delays in transportation or the inability to obtain necessary materials or fuel due to reasonably unforeseen or unavoidable causes, strikes and labour disputes (whether or not the demands of the employees involved are reasonable and capable of being conceded to or complied with), breakdown, malfunction or inoperability of, or damage to machinery or plant, court orders, applicable laws, a requirement to comply with the terms of any legislation, rules or regulations of any governmental agency, including the failure or refusal of governmental agencies to issue necessary licenses or permits for which application is timely and properly made and which are diligently pursued, or any other cause of the same character beyond the reasonable control of the responsible party (the "Force Majeure), the time limited for performance of the party affected of its obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay, but nothing herein shall discharge the Optionee from its obligations hereunder to maintain the Property in good standing.

12.2 The party affected by an event of Force Majeure shall give prompt notice to the other parties of each event of Force Majeure and upon cessation of such event shall furnish to the other parties with notice to that effect together with particulars of the number of days by which the obligations of the party affected by the Force Majeure hereunder have been extended by virtue of such event of Force Majeure and all preceding events of Force Majeure.

ARBITRATION

13.1 All questions or matters in dispute under this Agreement shall be submitted to arbitration pursuant to the terms hereof.

13.2 It shall be a condition precedent to the right of any party to submit any matter to arbitration pursuant to the provisions hereof, that any party intending to refer any matter to arbitration shall have given not less than 10 days' prior notice of its intention to do so to the other party, together with particulars of the matter in dispute. On the expiration of such 10 days, the party who gave such notice may proceed to refer the dispute to arbitration as provided in paragraph 12.3.

13.3 The party desiring arbitration shall appoint one arbitrator, and shall notify the other party of such appointment, and the other party shall, within 15 days after receiving such notice, either consent to the appointment of such arbitrator which shall then carry out the arbitration or appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within 30 days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator to act with them and be chairman of the arbitration herein provided for. If the other party shall fail to appoint an arbitrator within 15 days after receiving notice of the appointment of the first arbitrator, the first arbitrator shall be the only arbitrator. If the two arbitrators appointed by the parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed under the provisions of the Commercial Arbitration Act of British Columbia. Except as specifically otherwise provided in this section the arbitration herein provided for shall be conducted in accordance with such Act. The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in Vancouver, British Columbia, for the purpose of hearing the evidence and representations of the parties, and he shall preside over the arbitration and determine all questions of procedure not provided for under such Act or this section. After hearing any evidence and representations that the parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the parties. The expense of the arbitration shall be paid as specified in the award.

13.4 The parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.

ASSIGNMENT & TRANSFER

14.1 The Optionor may sell, transfer or assign all or any part of this Agreement or all or any part of its its interest in this Agreement to any party it so wishes and any time.

DEFAULT

15.1 If at any time during the Option Period the Optionee is in default of any provision in this Agreement, the Optionor may terminate this Agreement, but only if:

(a) it shall have first given to the Optionee a notice of default containing particulars of the obligation which the Optionee has not performed, or the warranty breached; and

(b) the Optionee has not, within 45 days following delivery of such notice of default, cured such default or commenced proceedings to cure such default by appropriate payment or performance, the Optionee hereby agreeing that should it so commence to cure any default it will prosecute the same to completion without undue delay.

Should the Optionee fail to comply with the provision of subparagraph 13.1(b) hereof, the Optionor may thereafter terminate this Agreement by giving notice thereof to the Optionee.

NOTICES

16.1 Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be delivered by hand or by prepaid registered mail deposited in a Post Office in Canada to such party at the address for such party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof. Either party may at any time or from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

OPTION ONLY

17.1 This Agreement is an option only, and except as specifically provided otherwise, nothing herein contained shall be construed as obligating the Optionee to do any acts or make any payments hereunder and any act or acts or payments as shall be made hereunder shall not be construed as obligating the Optionee to do any further act or make any further payment.

GENERAL

18.1 This Agreement shall supersede and replace any other agreement or arrangement, whether oral or written, heretofore existing between the parties in respect of the subject matter of this Agreement.

18.2 No consent or waiver expressed or implied by either party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall be deemed or construed to be consent to or a waiver of any other breach or default.

18.3 The parties shall promptly execute or cause to be executed all documents, deeds, conveyances and other instruments of further assurance and do such further and other acts which may be reasonably necessary or advisable to carry out fully the intent of this Agreement or to record wherever appropriate the respective interest from time to time of the parties in the Property.

18.4 This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

18.5 This Agreement shall be governed by and construed in accordance with the laws of British Columbia and shall be subject to the approval of all securities regulatory authorities having jurisdiction.

18.6 Time shall be of the essence in this Agreement.

18.7 Wherever the neuter and singular is used in this Agreement it shall be deemed to include the plural, masculine and feminine, as the case may be.

18.8 Any reference in this Agreement to currency shall be deemed to be Canadian currency.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

SIGNED, SEALED and DELIVERED by    )
MAVERICK INVESTMENT CORP.             )
in the presence of:                                          )
                                                                          )
 Signature                                                        )         ____/s/ "Patrick O'Brien"____________
                                                                          )             PATRICK D. O'BRIEN
Name                                                               )
                                                                         )
Address                                                          )

SIGNED, SEALED and DELIVERED by   )
CAPITAL MINERAL INVESTORS, INC.  )
in the presence of:                                         )
                                                                         )
                                                                         )
Signature                                                        )     ___/s/ "Jerry Dibble"_________________
                                                                         )         JERRY W. DIBBLE
Name                                                              )
                                                                        )
Address                                                         )

SCHEDULE "A"

This is SCHEDULE "A" to that Option Agreement dated the 31st day of May 2006 between Maverick Investment Corp, as Optionor, and Capital Mineral Investors, Inc., as Optionee.

The Property, which is the subject of this Agreement, is more particularly described as:
Claim Numbers	NTS	Claim Numbers	NTS	Claim Numbers	NTS
CDC 61364	31F09	CDC 61394	31F09	CDC 61608	31K02
CDC 61365	31F09	CDC 61395	31F09	CDC 61609	31K02
CDC 61366	31F09	CDC 61396	31F09	CDC 61610	31K02
CDC 61367	31F09	Row 24, column 14 (pending) 31F09	31F09	CDC 61611	31K02
CDC 61368	31F09	Row 25, column 14 (pending) 31F09	31F09	CDC 61612	31K02
CDC 61369	31F09	Row 24, column 15 (pending) 31F09	31F09	CDC 61613	31K02
CDC 61370	31F09	Row 25, column 15 (pending) 31F09	31F09	CDC 61614	31K02
CDC 61371	31F09	Row 24, column 16 (pending) 31F09	31F09	Row 1, Column 51 (pending)	31K02
CDC 61372	31F09	Row 25, column 16 (pending) 31F09	31F09	Row 1, Column 53 (pending)	31K02
CDC 61373	31F09	Row 24, column 17 (pending) 31F09	31F09	Row 1, Column 54 (pending)	31K02
CDC 61374	31F09	Row 25, column 17 (pending) 31F09	31F09	Row 1, Column 55 (pending)	31K02
CDC 61375	31F09	CDC 61305	31F15	Range VII, Lot 18 (pending)	31F15
CDC 61376	31F09	CDC 61306	31F15	Range VII, Lot 19 (pending)	31F15
CDC 61377	31F09	CDC 61618	31F10	Range VII, Lot 20 (pending)	31F15
CDC 61378	31F09	CDC 61619	31F10	Range VII, Lot 21 (pending)	31F15
CDC 61379	31F09	CDC 61620	31F10	Range VII, Lot 22 (pending)	31F15
CDC 61380	31F09	CDC 61594	31K02	Range VII, Lot 23 (pending)	31F15
CDC 61381	31F09	CDC 61595	31K02	Range VII, Lot 24 (pending)	31F15
CDC 61382	31F09	CDC 61596	31K02	Range VII, Lot 25 (pending)	31F15
CDC 61383	31F09	CDC 61597	31K02	Range VII, Lot 26 (pending)	31F15
CDC 61384	31F09	CDC 61598	31K02	Range VII, Lot 27 (pending)	31F15
CDC 61385	31F09	CDC 61599	31K02	Range VII, Lot 28 (pending)	31F15
CDC 61386	31F09	CDC 61600	31K02	Range VII, Lot 29 (pending)	31F15
CDC 61387	31F09	CDC 61601	31K02	Range VII, Lot 30 (pending)	31F15
CDC 61388	31F09	CDC 61602	31K02	Range VII, Lot 31 (pending)	31F15
CDC 61389	31F09	CDC 61603	31K02
CDC 61390	31F09	CDC 61604	31K02
CDC 61391	31F09	CDC 61605	31K02
CDC 61392	31F09	CDC 61606	31K02
CDC 61393	31F09	CDC 61607	31K02

All of the above mineral titles are located in the Province of Quebec, Canada

SCHEDULE "B"

This is SCHEDULE "B" to that Option Agreement dated the 31st day of May 2006 between Maverick Investment Corp, as Optionor, and Capital Mineral Investors, Inc., as Optionee.

NET SMELTER RETURNS

1. For the purposes of this Agreement, the term "Net Smelter Returns" shall mean the net proceeds actually paid to the Optionee from the sale by the Optionee of minerals mined and removed from the Property, after deduction of the following:

(a) smelting costs, treatment charges and penalties including, but not limited to, metal losses, penalties for impurities and charges for refining, selling and handling by the smelter, refinery or other Optionee; provided, however, in the case of leaching operations or other solution mining or beneficiation techniques, where the metal being treated is precipitated or otherwise directly derived from such leach solution, all processing and recovery costs incurred by the Optionee, beyond the point at which the metal being treated is in solution, shall be considered as treatment charges;

(b) costs of handling, transporting and insuring ores, minerals and other materials or concentrates from the Property or from a concentrator, whether situated on or off the Property, to a smelter, refinery or other place of treatment; and

(c) ad valorem taxes and taxes based upon production, but not income taxes.

In the event the Optionee commingles minerals from the Property with minerals from other properties, the Optionee shall establish procedures, in accordance with sound mining and metallurgical techniques, for determining the proportional amount of the total recoverable metal content in the commingled minerals attributable to the input from each of the properties by calculating the same on a metallurgical basis, in accordance with sampling schedules and mining efficiency experience, so that production royalties applicable to minerals from the Property may reasonably be determined.

Royalties will be calculated and paid four times per year on a quarterly basis. Accounting records per GAAP will be maintained for the operations and calculations of the Royalties and an audited copy of such records will be provided to the Optionor or Optionor's assign in a timely manner.